UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

A.C. Moore Arts & Crafts, Inc.
 (Exact name of registrant as specified in its charter)

Pennsylvania	000-23157	22-3527763
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 A.C. Moore Drive, Berlin, NJ	08009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (856) 768-4930

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

On November 10, 2008, A.C. Moore Arts & Crafts, Inc. reported results for the three months ended September 30, 2008. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated November 10, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2008	A.C. MOORE ARTS & CRAFTS, INC.
	By:	/s/Michael G. Zawoysky
		Name:	Michael G. Zawoysky
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 10, 2008.

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